UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2024 (the “Original Report”) by Akari Therapeutics, plc (the “Company”), to describe the separation agreement entered into with Rachelle Jacques, its former President and Chief Executive Officer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to notice provided on April 25, 2024, Rachelle Jacques stepped down as the President and Chief Executive Officer of the Company, effective May 1, 2024 (the “Separation Date”). On August 19, 2024, the Company entered into a separation agreement with Ms. Jacques (the “Separation Agreement”). The Separation Agreement, in exchange for a release of claims and other agreements, acknowledgements and representations of Ms. Jacques set forth therein, provides for: (i) a one-time lump sum payment in the amount of $450,000 to be paid to Ms. Jacques on the earlier of (a) within 30 days of the closing date of the Company’s anticipated merger with Peak Bio, Inc. and (b) December 2, 2024; (ii) vesting of a portion of restricted stock units (“RSUs”) held by Ms. Jacques representing 276,000,000 ordinary shares; and (iii) forfeiture of a portion of RSUs held by Ms. Jacques representing 482,250,000 ordinary shares.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: August 23, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer